Exhibit 10.25.15

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

May 28, 2021

Via E-mail and FedEx

Republic Airways Inc.

8909 Purdue Road

Suite 300

Indianapolis, IN 46268

Attention: Chief Financial Officer

[***]

Ladies and Gentlemen:

Republic Airways Inc. (“Contractor”) and American Airlines, Inc., a Delaware corporation (“American”), entered into that certain Capacity Purchase Agreement dated as of January 23, 2013 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Capacity Purchase Agreement”). It is in the best interests of the parties hereto to further amend the Capacity Purchase Agreement to reflect the agreements set forth in this letter agreement (this “Amendment No. 14”). All capitalized terms that are used herein, but not defined, shall have the meanings assigned to them in the Capacity Purchase Agreement.

For and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree to the following with respect to the Capacity Purchase Agreement:

1.	Amendment.

a.	Schedule 1(c) of the Capacity Purchase Agreement (Owned EMB-170s) is hereby replaced with Schedule 1(c) attached hereto.

2.

Miscellaneous. Except as amended and modified hereby, any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by American and Contractor. Each of American and Contractor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of American or Contractor under the Capacity Purchase Agreement. Each reference in the Capacity Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Capacity Purchase Agreement or other agreements, documents or other instruments executed and delivered pursuant to the Capacity Purchase Agreement to the “Capacity Purchase Agreement”, shall mean and be a reference to the Capacity Purchase Agreement as amended by this Amendment No. 14. THIS AMENDMENT NO. 14, THE CAPACITY PURCHASE AGREEMENT, THE OTHER RELATED AGREEMENTS AND

THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH WHEN TAKEN TOGETHER REPRESENT THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

If you are in agreement with the foregoing, please sign where indicated below and return a signed copy of this Amendment No. 14 to us at the address set forth in the Capacity Purchase Agreement.

Very truly yours,
AMERICAN AIRLINES, INC.

By:	/s/ Devon May
Name: Devon May
Title: SVP, Finance & American Eagle

Acknowledged and Agreed:
REPUBLIC AIRWAYS INC.

By:	/s/ Joseph P. Allman
Name: Joseph P. Allman
Title: SVP, CFO

cc:	Republic Airways Inc.
8909 Purdue Road, Suite 300
Indianapolis, IN 46268
Attention: Vice President, General Counsel
[***]

Signature Page to Amendment No. 14

SCHEDULE l(c)

[***]